Leeb Resources Fund
LEEB FOCUS FUND LEEB RESOURCES FUND Supplement to Prospectus dated June 30, 2011
Adoption of Redemption Fee. Effective for purchases on or after October 4, 2011, the Leeb Resources Fund will assess a 2% redemption fee against investment proceeds in connection with a redemption of shares that were purchased within 60 calendar days of such redemption. Shares received from reinvested distributions or capital gains are not subject to the redemption fee. The Board of Trustees has adopted this policy to discourage short-term traders and/or market timers from investing in the Resources Fund. All references in the prospectus to the redemption fee are hereby modified to apply to the Resources Fund as well as the Focus Fund.